                         REGISTRATION RIGHTS AGREEMENT


     THIS IS A REGISTRATION RIGHTS AGREEMENT dated as of May 31, 1996 among Tri-Point Medical Corporation, a Delaware corporation (the "Company"), and Cacoosing Partners, L.P., OMI Partners, L.P., Triangle Partners, L.P., F. William Schmidt, Rolf D. Schmidt (together, the "SDC Shareholders") and Robert V. Toni, J. Blount Swain, Jeffrey G. Clark and Joe B. Barefoot (together, the "Employee Shareholders").

                                  BACKGROUND
                                  ----------

     Pursuant to the Contribution and Exchange Agreement ("Exchange Agreement") dated as of the date hereof among the Company, the Employee Shareholders, the SDC Shareholders and others, the Employee Shareholders and the SDC Shareholders will receive, in the case of the SDC Shareholders, 5,453,750 shares (the "SDC Shares") and in the case of the Employee Shareholders, 2,370,000 shares (the "Employee Shares") of the common stock of the Company. In connection therewith, the Company desires to grant to the SDC Shareholders and the Employee Shareholders certain registration rights with respect to the Shares.

                                     TERMS
                                     -----

     In consideration of the foregoing and the mutual promises herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.   EFFECTIVENESS.  The rights granted to the Employee Shareholders and the SDC
     -------------
Shareholders under Section 2 of this Agreement will become effective only upon the consummation of the contribution and exchange contemplated by Section 1 of the Exchange Agreement, and this Agreement will terminate upon any termination of the Exchange Agreement which occurs prior to the consummation of such contribution and exchange.

2.   REGISTRATION OF SHARES.
     ----------------------

     2.1  REGISTRATION ON DEMAND BY SDC SHAREHOLDERS.  Each of the SDC
          ------------------------------------------
Shareholders shall have the right, on two occasions any time after the expiration of six months after the Company has completed an initial public offering of its common stock, to require the Company to use its best efforts to file a registration statement on Form S-3 ("Registration Statement") with the Securities and Exchange Commission to register the resale of all or any portion of such SDC Shareholder's Shares, or if Form S-3 is not available, to otherwise effect the registration under the Securities Act of 1933, as amended ("Securities Act"), of such Shares. The Company shall not be obligated to file and cause to become effective any registration statement within a period of four months after the date of a request for registration pursuant to this Section 2.1 if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the board of directors of the Company, be seriously detrimental to the Company or its shareholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or expects to be a party, provided that such right of the Company to delay a request for registration may be exercised by the Company not more than once in any one-year period.

     2.2  REGISTRATION ON DEMAND BY EMPLOYEE SHAREHOLDERS.  Each Employee
          -----------------------------------------------
Shareholder, will have the right, on one occasion any time after the later of
(i) the expiration of six months after the Company has completed an initial public offering of its common stock or (ii) the termination of his employment with the Company, to require the Company to use its best efforts to file a registration statement on Form S-3 ("Registration Statement") with the Securities Exchange Commission to register the resale of the Shares, or if Form S-3 is not available, to otherwise effect the registration under the Securities Act of 1933, as amended ("Securities Act"), of the Shares. The Company shall not be obligated to file and cause to become effective any registration statement within a period of four months after the date of a request for registration pursuant to this Section 2.1 if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the Board, be seriously detrimental to the Company or its shareholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or expects to be a party, provided that such right of the Company to delay a request for registration may be exercised by the Company not more than once in any one-year period.

     2.3  PIGGYBACK REGISTRATION.  If the Company at any time proposes to
          ----------------------
register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or S-8) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, the Company shall each such time give written notice to the SDC Shareholders and Employee Shareholders of its intention so to do. Upon the written request by any Shareholder given within fifteen (15) days after such notice (which request shall state the number of Shares to be disposed of and, if such offering is not underwritten, the intended method of disposition of such shares by such Shareholder), the Company will use best efforts to cause promptly all Shares of which registration is requested to be registered or qualified under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with LLC's written request. If the registration is to be effected in connection with an underwritten offering,

          2.3.1 Such Shareholder shall be required to sell the Shares through the underwriter;

          2.3.2 Such Shareholder (together with the Company) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter; and

          2.3.3 if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of shares held by each of such security holders) the shares to be sold by such Shareholder and the holders of other contractual rights to have such shares registered pursuant to agreements comparable to this
Section 2.1.2 before any reduction is made in the total number of shares to be sold pursuant thereto by the Company.

     2.4  ABOUT REGISTRATION.
          ------------------

          2.4.1 The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the holder of shares being sold hereunder ("Selling Shareholder") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the securities ("Registrable Securities") resold by such Selling Shareholder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions of this Agreement, including without limitation all federal and state registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for a Selling Shareholder.

     2.4.2 In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities and keep such Registration Statement effective until the securities covered by such Registration Statement have been sold, but in no event longer than 180 days;
(ii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Selling Shareholder from time to time may reasonably request; (iii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and (iv) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares is originally sold and (B) all other states specified in writing by a Selling Shareholder, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          2.4.3 Each Selling Shareholder shall furnish to the Company such information regarding it and the distribution proposed by such Selling Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. Such Selling Shareholder shall represent that such information is true and complete.

     2.5  EXPIRATION OF REGISTRATION RIGHTS.  Notwithstanding anything to the
          ---------------------------------
contrary contained herein, the registration rights granted hereunder and the Company's obligations under this Section 2 will expire on the earlier of (i) the expiration of the five-year period commencing 180 days after the Company has completed an initial public offering of its common stock, and (ii) the date on which all of the Shares can be sold freely without restriction under the Securities Act.

     2.6  INDEMNIFICATION AND CONTRIBUTION.
          --------------------------------

          2.6.1 The Company agrees to indemnify and hold harmless each Selling Shareholder and its directors and officers from and against any losses, claims, expenses, damages or liabilities (or actions or proceedings in respect thereof) ("Losses") to which such Selling Shareholder or such directors and officers may become subject (under the Securities Act or otherwise) insofar as such Losses arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact or omission of a material fact contained in a Registration Statement (including any preliminary or final prospectus contained therein, and any amendments or supplements thereto, and any filings and information incorporated therein by reference), in each case on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in such Registration Statement, and the Company will, as incurred, reimburse such Selling Shareholder for any legal and other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be
                             --------  -------
liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of such Registration Statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to such Selling Shareholders prior to the pertinent sale or sales by Selling Shareholder.

          2.6.2 Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers from and against any Losses to which the Company or such directors and officers may become subject (under the Securities Act or otherwise) insofar as such Losses arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for use in preparation of such Registration Statement, provided that such Selling Shareholder shall not be liable in any such case for any untrue statement included in any prospectus which statement has been corrected, in writing, by such Selling Shareholder and delivered to the Company before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the purchaser prior to the pertinent sale or sales by such Shareholder, and such Selling Shareholder will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided that no Selling Shareholder's liability under this Section 2.6.2 shall exceed such Selling Shareholder's net proceeds from the sale of Registrable Securities in the relevant transaction.

          2.6.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          2.6.4 If the indemnification provided for in this Section 2.6 is unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses based upon such party's relative fault, as well as any other relevant equitable considerations. the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the Losses referred to above in this Section 2.3.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or preparing to defend any relevant action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          2.6.5 The obligations of the Company and each Selling Shareholder under this Section 2.3 shall be in addition to any liability which the Company and such Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or such Selling Shareholder within the meaning of the Securities Act.

          2.6.6 Notwithstanding anything to the contrary contained herein, no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were actually sold to the public by such Selling Shareholder in the relevant transaction, less Selling Expenses, exceeds the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

     2.7  TRANSFER OF REGISTRATION RIGHTS.  The right to sell Registrable
          -------------------------------
Securities pursuant to a Registration Statement described herein may not be assigned or transferred by a Selling Shareholder, except to an Affiliate. For the purpose of this Section, "Affiliate" shall mean any entity which controls, is controlled or is under common control with such Selling Shareholder.

3.   NOTICES.  All notices and other communications hereunder shall be in
     -------
writing (whether or not a writing is expressly required hereby), and shall be deemed to have been given (i) if hand delivered or sent by an express mail service or by courier, then if and when delivered to and received by the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby):

          If to the Company, to:

               Tri-Point Medical Corporation
               5266 Capital Boulevard
               Raleigh, NC 27604
               Attn: Robert V. Toni, President
               Fax: (202) 737-9329

          If to the SDC Shareholders, to:

               F. William Schmidt
               205 Sweltzer Road
               Sinking Springs, PA  19608
               FAX:  610-374-7872
               and to:

               Rolf D. Schmidt
               534 Ridge Avenue
               Ephrata, PA  17522
               FAX:  717-733-0150

          If to Robert V. Toni, to:

               Robert V. Toni
               9208 Ransworth Way
               Raleigh, NC  27615

          If to J. Blount Swain, to:

               J. Blount Swain
               2813 Croix Place
               Raleigh, NC  27614

          If to Jeffrey G. Clark, to:
               Jeffrey G. Clark
               908 Bennington Drive
               Raleigh, NC  27615

          If to Joe B. Barefoot, to:
               Joe B. Barefoot
               2113 Treverton Place
               Raleigh, NC  27609

4.   MISCELLANEOUS.
     -------------

     4.1  GOVERNING LAW; PARTIES IN INTEREST.  This Agreement shall be governed
          ----------------------------------
by the laws of the State of Delaware, without regard to the conflicts of laws thereof, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


     4.2  COUNTERPARTS.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.3  ENTIRE AGREEMENT; AMENDMENTS.  This Agreement sets forth all of the
          ----------------------------
promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                   TRI-POINT MEDICAL CORPORATION


                                   By:___________________________
                                     Robert V. Toni
                                     President


                                   SDC SHAREHOLDERS

                                   CACOOSING PARTNERS, L.P.



                                   By:___________________________
                                     Rolf D. Schmidt
                                     General Partner

                                   OMI PARTNERS, L.P.



                                   By:___________________________
                                     Rolf D. Schmidt
                                     General Partner


                                   By:___________________________
                                     F. W. Schmidt
                                     General Partner

                       Signatures continued on next page

                                   TRIANGLE PARTNERS, L.P.



                                   By:___________________________
                                     F. W. Schmidt
                                     General Partner



                                   ______________________________
                                   Rolf D. Schmidt



                                   ______________________________
                                   F. W. Schmidt



                                   EMPLOYEE SHAREHOLDERS



                                   ______________________________
                                   Robert V. Toni



                                   ______________________________
                                   J. Blount Swain



                                   ______________________________
                                   Jeffrey G. Clark



                                   ______________________________
                                   Joe B. Barefoot